Tax Matters	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Tax Matters
Tax Matters

A. Taxes on Income from Continuing Operations

The following table provides the components of Income from continuing operations before provision for taxes on income:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
United States	$(4,732)	$(2,210)	$(2,256)
International	16,812	14,514	11,727
Income from continuing operations before provision for taxes on income(a), (b)	$12,080	$12,304	$9,471

(a)
2012 v. 2011––The increase in the domestic loss was primarily due to the reduction in revenues resulting from the loss of exclusivity of Lipitor, Geodon and certain other biopharmaceutical products; certain legal settlements and related charges, primarily associated with Rapamune, Celebrex, hormone-replacement therapy and Chantix; higher costs associated with the separation of Zoetis; and the payment to AstraZeneca to obtain the exclusive global over-the-counter rights to Nexium, partially offset by lower acquisition-related costs. The increase in international income was due to lower purchase accounting costs, lower acquisition-related costs, and lower charges related to cost-reduction and productivity initiatives, partially offset by the reduction in revenues resulting from the loss of exclusivity of Lipitor, Geodon and certain other biopharmaceutical products.

(b)
2011 v. 2010––The decrease in the domestic loss was primarily due to the non-recurrence of a charge of $1.3 billion (pre-tax) in 2010 for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc., partially offset by a reduction in revenues due to the loss of exclusivity for several biopharmaceutical products and the impact of the U.S. Healthcare Legislation. The increase in international income was due to the favorable impact of foreign exchange, lower impairment charges, as well as increased revenues from biopharmaceutical products, such as the Prevnar/Prevenar family, Enbrel and Celebrex.

The following table provides the components of Provision for taxes on income based on the location of the taxing authorities:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
United States
Current income taxes:
Federal	$(752)	$1,349	$(2,790)
State and local	(44)	207	(323)
Deferred income taxes:
Federal	851	364	2,103
State and local	(328)	(240)	8
Total U.S. tax provision/(benefit)	(273)	1,680	(1,002)
International
Current income taxes	2,619	2,046	2,157
Deferred income taxes	216	183	(2)
Total international tax provision	2,835	2,229	2,155
Provision for taxes on income(a), (b), (c), (d)	$2,562	$3,909	$1,153

(a) In 2012, the Provision for taxes on income was impacted by the following:

•
U.S. tax expense of approximately $2.2 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 5C. Tax Matters: Deferred Taxes);

•
U.S. tax benefits of approximately $1.1 billion, representing tax and interest, resulting from a multi-year settlement with the IRS with respect to audits of the Pfizer Inc. tax returns for the years 2006 through 2008, and international tax benefits of approximately $310 million, representing tax and interest, resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities, and from the expiration of certain statutes of limitations;

•	The non-deductibility of a $336 million fee payable to the federal government as a result of the U.S. Healthcare Legislation;

•	The non-deductibility of the $491 million legal charge associated with Rapamune litigation (see also Note 4. Other Deductions––Net); and

•	The expiration of the U.S. research and development tax credit on December 31, 2011.

(b) In 2011, the Provision for taxes on income was impacted by the following:

•
U.S. tax expense of approximately $2.1 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 5C. Tax Matters: Deferred Taxes);

•
International tax benefits of approximately $267 million, representing tax and interest, resulting from the resolution of certain prior-period tax positions with various foreign tax authorities and from the expiration of certain statutes of limitations, and U.S. tax benefits of approximately $80 million, representing tax and interest, resulting from the settlement of certain audits with the IRS; and

•	The non-deductibility of a $248 million fee payable to the federal government as a result of the U.S. Healthcare Legislation.

(c) In 2010, the Provision for taxes on income was impacted by the following:

•
U.S. tax expense of approximately $2.5 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 5C. Tax Matters: Deferred Taxes);

•
U.S. tax benefits of approximately $2.0 billion, representing tax and interest, resulting from a multi-year audit settlement with the IRS, and international tax benefits of approximately $460 million, representing tax and interest, resulting from the resolution of certain prior-period tax positions with various foreign tax authorities, and from the expiration of certain statutes of limitations; and

•
The write-off of approximately $270 million of deferred tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage, resulting from the provisions of the U.S. Healthcare Legislation enacted in March 2010 concerning the tax treatment of that subsidy effective for tax years beginning after December 31, 2012.

(d) In all years, federal, state and international net tax liabilities assumed or established as part of a business acquisition are not included in Provision for taxes on income (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).

B. Tax Rate Reconciliation

The reconciliation of the U.S. statutory income tax rate to our effective tax rate for Income from continuing operations follows:
	Year Ended December 31,
	2012	2011	2010
U.S. statutory income tax rate	35.0%	35.0%	35.0%
Taxation of non-U.S. operations(a), (b), (c)	(3.0)	(3.1)	2.5
Tax settlements and resolution of certain tax positions(d)	(12.0)	(2.8)	(26.3)
U.S. Healthcare Legislation(d)	1.0	0.7	2.8
U.S. research and development tax credit and manufacturing deduction(d)	(0.3)	(0.9)	(2.3)
Certain legal settlements and charges(d)	1.4	—	0.4
Acquired IPR&D	—	—	0.5
Wyeth acquisition-related costs	—	—	0.5
Sales of biopharmaceutical companies	—	0.2	—
All other––net	(0.9)	2.7	(0.9)
Effective tax rate for income from continuing operations	21.2%	31.8%	12.2%

(a)
For taxation of non-U.S. operations, this rate impact reflects the income tax rates and relative earnings in the locations where we do business outside the United States, together with the cost of repatriation decisions, as well as changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions”. Specifically: (i) the jurisdictional location of earnings is a significant component of our effective tax rate each year as tax rates outside the U.S. are generally lower than the U.S. statutory income tax rate, and the rate impact of this component is influenced by the specific location of non-U.S. earnings and the level of such earnings as compared to our total earnings; (ii) the cost of repatriation decisions, and other U.S. tax implications of our foreign operations, is a significant component of our effective tax rate each year and generally offsets some of the reduction to our effective tax rate each year resulting from the jurisdictional location of earnings; and (iii) the impact of changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions” is a component of our effective tax rate each year that can result in either an increase or decrease to our effective tax rate. The jurisdictional mix of earnings, which includes the impact of the location of earnings as well as repatriation costs, can vary as a result of the repatriation decisions, as a result of operating fluctuations in the normal course of business and as a result of the extent and location of other income and expense items, such as restructuring charges, asset impairments and gains and losses on strategic business decisions. See also Note 5A. Tax Matters: Taxes on Income from Continuing Operations for the components of pre-tax income and Provision for taxes on income, which is based on the location of the taxing authorities, and for information about settlements and other items impacting Provision for taxes on income.

(b) In all periods presented, the reduction in the effective tax rate resulting from the jurisdictional location of earnings is largely due to generally lower tax rates as well as manufacturing and other incentives associated with our subsidiaries in Puerto Rico, Ireland and Singapore. We benefit from a Puerto Rican incentive grant that expires in 2029. Under the grant, we are partially exempt from income, property and municipal taxes. In Ireland, we benefited from an incentive tax rate effective through 2010 on income from manufacturing operations. In Singapore, we benefit from incentive tax rates effective through 2031 on income from manufacturing and other operations.

(c)
2010––The rate impact in 2010 also includes the adjustments to increase our uncertain tax positions based on tax positions taken during a prior period (see also the reconciliation of our gross unrecognized tax benefits for 2010 in Note 5D. Tax Matters: Tax Contingencies, where substantially all of the prior period increases relate to non-U.S. jurisdictions). Without this impact, the rate impact in 2010 would have been approximately a 2.1% reduction of the U.S. statutory income tax rate.

(d)
For a discussion about tax settlements and resolution of certain tax positions, the impact of U.S. Healthcare Legislation, the U.S. research and development tax credit and the impact of certain legal settlements and charges, see Note 5A. Tax Matters: Taxes on Income from Continuing Operations. We received no benefit from the U.S. research and development tax credit in 2012 as the credit expired on December 31, 2011 and was not extended until January 2013.

C. Deferred Taxes

Deferred taxes arise as a result of basis differentials between financial statement accounting and tax amounts.

The components of our deferred tax assets and liabilities, shown before jurisdictional netting, follow:
	2012 Deferred Tax		2011 Deferred Tax
(MILLIONS OF DOLLARS)	Assets	(Liabilities)	Assets	(Liabilities)
Prepaid/deferred items	$1,817	$(119)	$1,659	$(211)
Inventories	330	(198)	324	(52)
Intangible assets	1,649	(14,187)	1,713	(15,301)
Property, plant and equipment	508	(1,485)	226	(1,311)
Employee benefits	5,042	(391)	4,280	(524)
Restructurings and other charges	784	(334)	553	(95)
Legal and product liability reserves	1,888	—	1,812	—
Net operating loss/credit carryforwards	3,439	—	4,381	—
Unremitted earnings(c)	—	(16,042)	—	(11,699)
State and local tax adjustments	385	—	476	—
All other	1,259	(504)	1,105	(121)
	17,101	(33,260)	16,529	(29,314)
Valuation allowances	(1,102)	—	(1,201)	—
Total deferred taxes	$15,999	$(33,260)	$15,328	$(29,314)
Net deferred tax liability(a), (b)		$(17,261)		$(13,986)

(a)
2012 v. 2011––The net deferred tax liability position increased, reflecting an increase in noncurrent deferred tax liabilities related to unremitted earnings, as well as a decrease in deferred tax assets related to net operating loss and credit carryforwards, partially offset by the reduction in noncurrent deferred tax liabilities resulting from the amortization of identifiable intangible assets and the increase in deferred tax assets related to employee benefits.

(b)
In 2012, included in Taxes and other current assets ($3.6 billion), Taxes and other noncurrent assets ($700 million), Other current liabilities ($11 million) and Noncurrent deferred tax liabilities ($21.6 billion). In 2011, included in Taxes and other current assets ($4.0 billion), Taxes and other noncurrent assets ($1.2 billion), Other current liabilities ($350 million) and Noncurrent deferred tax liabilities ($18.9 billion).

(c)	See Note 5A. Tax Matters: Taxes on Income from Continuing Operations and Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Divestitures.

We have carryforwards, primarily related to foreign tax credits, net operating and capital losses and charitable contributions, which are available to reduce future U.S. federal and state, as well as international, income taxes payable with either an indefinite life or expiring at various times from 2013 to 2032. Certain of our U.S. net operating losses are subject to limitations under Internal Revenue Code Section 382.

Valuation allowances are provided when we believe that our deferred tax assets are not recoverable based on an assessment of estimated future taxable income that incorporates ongoing, prudent and feasible tax planning strategies.

As of December 31, 2012, we have not made a U.S. tax provision on approximately $73.0 billion of unremitted earnings of our international subsidiaries. As these earnings are intended to be indefinitely reinvested overseas, the determination of a hypothetical unrecognized deferred tax liability as of December 31, 2012, is not practicable.
D. Tax Contingencies

We are subject to income tax in many jurisdictions, and a certain degree of estimation is required in recording the assets and liabilities related to income taxes. All of our tax positions are subject to audit by the local taxing authorities in each tax jurisdiction. These tax audits can involve complex issues, interpretations and judgments and the resolution of matters may span multiple years, particularly if subject to negotiation or litigation. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but our estimates of unrecognized tax benefits and potential tax benefits may not be representative of actual outcomes, and variation from such estimates could materially affect our financial statements in the period of settlement or when the statutes of limitations expire. We treat these events as discrete items in the period of resolution.

For a description of our accounting policies associated with accounting for income tax contingencies, see Note 1O. Basis of Presentation and Significant Accounting Policies: Deferred Tax Assets and Liabilities and Income Tax Contingencies. For a description of the risks associated with estimates and assumptions, see Note 1C. Basis of Presentation and Significant Accounting Policies: Estimates and Assumptions.

Uncertain Tax Positions

As tax law is complex and often subject to varied interpretations, it is uncertain whether some of our tax positions will be sustained upon audit. As of December 31, 2012 and 2011, we had approximately $5.0 billion and $6.1 billion, respectively, in net liabilities associated with uncertain tax positions, excluding associated interest:

•
Tax assets associated with uncertain tax positions primarily represent our estimate of the potential tax benefits in one tax jurisdiction that could result from the payment of income taxes in another tax jurisdiction. These potential benefits generally result from cooperative efforts among taxing authorities, as required by tax treaties to minimize double taxation, commonly referred to as the competent authority process. The recoverability of these assets, which we believe to be more likely than not, is dependent upon the actual payment of taxes in one tax jurisdiction and, in some cases, the successful petition for recovery in another tax jurisdiction. As of December 31, 2012 and 2011, we had approximately $1.3 billion and $1.2 billion, respectively, in assets associated with uncertain tax positions. In 2012, these amounts were included in Taxes and other noncurrent assets ($887 million) and Noncurrent deferred tax liabilities ($446 million). In 2011, these amounts were included in Taxes and other noncurrent assets.

•
Tax liabilities associated with uncertain tax positions represent unrecognized tax benefits, which arise when the estimated benefit recorded in our financial statements differs from the amounts taken or expected to be taken in a tax return because of the uncertainties described above. These unrecognized tax benefits relate primarily to issues common among multinational corporations. Substantially all of these unrecognized tax benefits, if recognized, would impact our effective income tax rate.

The reconciliation of the beginning and ending amounts of gross unrecognized tax benefits follows:
(MILLIONS OF DOLLARS)	2012	2011	2010
Balance, beginning	$(7,309)	$(6,759)	$(7,657)
Acquisitions(a)	—	(72)	(49)
Divestitures(b)	85	—	—
Increases based on tax positions taken during a prior period(c)	(139)	(502)	(513)
Decreases based on tax positions taken during a prior period(c), (d)	1,442	271	2,384
Decreases based on cash payments for a prior period	647	575	280
Increases based on tax positions taken during the current period(c)	(1,125)	(855)	(1,396)
Impact of foreign exchange	78	(89)	104
Other, net(c), (e)	6	122	88
Balance, ending(f)	$(6,315)	$(7,309)	$(6,759)

(a)	The amount in 2011 primarily relates to the acquisition of King. See also Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions.

(b)	Primarily relates to the sale of our Nutrition business. See also Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Divestitures.

(c)	Primarily included in Provision for taxes on income.

(d)	Primarily related to effectively settling certain issues with the U.S. and foreign tax authorities. See also Note 5A. Tax Matters: Taxes on Income from Continuing Operations.

(e)	Includes decreases as a result of a lapse of applicable statutes of limitations.

(f)
In 2012, included in Income taxes payable ($36 million), Taxes and other current assets ($30 million), Taxes and other noncurrent assets ($169 million), Noncurrent deferred tax liabilities ($231 million) and Other taxes payable ($5.8 billion). In 2011, included in Income taxes payable ($357 million), Taxes and other current assets ($11 million), Taxes and other noncurrent assets ($225 million), Noncurrent deferred tax liabilities ($677 million) and Other taxes payable ($6.0 billion).

•
Interest related to our unrecognized tax benefits is recorded in accordance with the laws of each jurisdiction and is recorded in Provision for taxes on income in our consolidated statements of income. In 2012, we recorded net interest income of $120 million primarily as a result of settling certain issues with the U.S. and various foreign tax authorities; in 2011, we recorded net interest expense of $203 million; and in 2010, we recorded net interest income of $545 million, primarily as a result of settling certain issues with the U.S. and various foreign tax authorities. Gross accrued interest totaled $766 million as of December 31, 2012 (reflecting a decrease of approximately $63 million as a result of cash payments) and $951 million as of December 31, 2011 (reflecting a decrease of approximately $203 million as a result of cash payments). In 2012, these amounts were included in Taxes and other current assets ($14 million) and Other taxes payable ($752 million). In 2011, these amounts were included in Income taxes payable ($120 million), Taxes and other current assets ($2 million) and Other taxes payable ($829 million). Accrued penalties are not significant. See also Note 5A. Tax Matters: Taxes on Income from Continuing Operations.

Status of Tax Audits and Potential Impact on Accruals for Uncertain Tax Positions

The United States is one of our major tax jurisdictions and we are regularly audited by the IRS:

•	With respect to Pfizer Inc., tax years 2009-2010 are currently under audit. Tax years 2011-2012 are not under audit. All other tax years are closed.

•	With respect to Wyeth, tax years 2006 through the Wyeth acquisition date (October 15, 2009) are currently under audit. All other tax years are closed.

•
With respect to King, the audit for tax year 2008 has been effectively settled, and for Alpharma Inc. (a subsidiary of King), tax years 2005-2007 have been effectively settled. For King, tax years 2009 through the date of acquisition (January 31, 2011) are open, but not under audit. All other tax years are closed. The open tax years and audits for King and its subsidiaries are not material to Pfizer Inc.

In addition to the open audit years in the U.S., we have open audit years in other major tax jurisdictions, such as Canada (2001-2012), Japan (2007-2012), Europe (2007-2012, primarily reflecting Ireland, the United Kingdom, France, Italy, Spain and Germany), Latin America (1998-2012, primarily reflecting Brazil and Mexico) and Puerto Rico (2007-2012).

Any settlements or statutes of limitations expirations could result in a significant decrease in our uncertain tax positions. We estimate that it is reasonably possible that within the next twelve months, our gross unrecognized tax benefits, exclusive of interest, could decrease by as much as $150 million, as a result of settlements with taxing authorities or the expiration of the statutes of limitations. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but our estimates of unrecognized tax benefits and potential tax benefits may not be representative of actual outcomes, and variation from such estimates could materially affect our financial statements in the period of settlement or when the statutes of limitations expire, as we treat these events as discrete items in the period of resolution. Finalizing audits with the relevant taxing authorities can include formal administrative and legal proceedings, and, as a result, it is difficult to estimate the timing and range of possible changes related to our uncertain tax positions, and such changes could be significant.

E. Taxes on Items of Other Comprehensive Income/(Loss)

The following table provides the components of tax benefit on Other comprehensive loss:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Foreign currency translation adjustments(a)	$110	$(61)	$(165)
Unrealized holding gains/(losses) on derivative financial instruments	246	(207)	(342)
Reclassification adjustments for realized (gains)/losses	(98)	97	215
	148	(110)	(127)
Unrealized holding gains/(losses) on available-for-sale securities	20	(17)	(4)
Reclassification adjustments for realized (gains)/losses	1	—	(18)
	21	(17)	(22)
Benefit plans: Actuarial losses, net	(721)	(993)	(504)
Reclassification adjustments related to amortization	171	99	94
Reclassification adjustments related to curtailments and settlements, net	105	118	98
Other	15	29	82
	(430)	(747)	(230)
Benefit plans: Prior service credits and other	7	41	210
Reclassification adjustments related to amortization	(27)	(27)	(18)
Reclassification adjustments related to curtailments and settlements, net	(51)	(35)	(19)
Other	(3)	(3)	(4)
	(74)	(24)	169
Tax benefit on other comprehensive loss	$(225)	$(959)	$(375)

(a)	Taxes are not provided for foreign currency translation adjustments relating to investments in international subsidiaries that will be held indefinitely.